Exhibit 14

NET 1 UEPS TECHNOLOGIES, INC.
CODE OF ETHICS

CONTENTS
CONTENTS
..............................................................................................................................................

2

1.

EXECUTIVE SUMMARY
.............................................................................................................

3

1.1.

INTRODUCTION

.....................................................................................................................

3

2.

COMPLIANCE, WAIVERS

OR AMENDMENTS

..........................................................................

4

2.1.

COMPLIANCE WITH THIS CODE

...........................................................................................

4

2.2.

WAIVERS

OF OR AMENDMENTS TO THIS CODE

.................................................................

4

3.

COMPLIANCE WITH LAWS,

RULES AND REGULATIONS

.......................................................

5

3.1.

FOREIGN CORRUPT PRACTICES ACT

...................................................................................

5

3.2.

COPYRIGHTED OR LICENSED MATERIAL

...........................................................................

6

3.3.

COMPETITIVE RELATIONSHIPS

...........................................................................................

6

4.

CONFLICTS

OF INTEREST

.........................................................................................................

7

4.1.

OUTSIDE ACTIVITIES, EMPLOYMENT AND DIRECTORSHIP

..............................................

7

4.2.

RELATIONSHIPS

WITH CLIENTS, CUSTOMERS AND SUPPLIERS

......................................

7

4.3.

GIFTS, HOSPITALITY

AND FAVOURS

..................................................................................

8

4.4.

PERSONAL INVESTMENTS

....................................................................................................

8

4.5.

INSIDER INFORMATION

AND INSIDER TRADING

...............................................................

9

4.6.

REMUNERATION

...................................................................................................................

9

5.

EMPLOYMENT

EQUITY,

ENVIRONMENTAL

RESPONSIBILITY

AND

POLITICAL

SUPPORT

10

5.1.

EMPLOYMENT EQUITY

.......................................................................................................

10

5.2.

HEALTH

AND SAFETY

.........................................................................................................

10

5.3.

ENVIRONMENTAL

MANAGEMENT

....................................................................................

10

5.4.

POLITICAL SUPPORT

...........................................................................................................

10

6.

NET1’S FUNDS, PROPERTY

AND RECORDS

...........................................................................

11

6.1.

FUNDS AND PROPERTY

......................................................................................................

11

6.2.

RECORDS

..............................................................................................................................

11

7.

EMPLOYMENT MATTERS

.......................................................................................................

12

7.1.

SUPERVISION OF

RELATIVES

AND OTHERS

.....................................................................

12

7.2.

RESTRICTIONS ON FORMER GOVERNMENT EMPLOYEES

..............................................

12

8.

DEALING WITH OUTSIDE PERSONS AND ORGANISATIONS

................................................

13

8.1.

PROMPT COMMUNICATIONS

.............................................................................................

13

8.2.

MEDIA RELATIONS

..............................................................................................................

13

9.

PRIVACY

AND CONFIDENTIALITY

........................................................................................

14

9.1.

OBTAINING AND

SAFEGUARDING INFORMATION

..........................................................

14

9.2.

ACCESS TO INFORMATION

.................................................................................................

14

9.3.

TERMINATION

OF EMPLOYMENT

......................................................................................

14

9.4.

FORMER EMPLOYMENT
......................................................................................................

14

10.

OBLIGATIONS

OF EMPLOYEES

..............................................................................................

15

1.

EXECUTIVE SUMMARY
1.1.

INTRODUCTION
Net 1 UEPS Technologies

,

Inc. and its subsid

iaries (hereinafter referred

to as “Net1”) are

committed to a

policy
of

fairness

and

integrity

in

the

conducting

of

their

businesses.

This

commitment,

endorsed

by

the

Board

of
Directors of Net1 (hereinafter referred to as the “Board”), is based on the fundamental belief that business should be conducted to the highest ethical standards of honesty,

fairness and legality.
This Code

of Ethics

(hereinafter

referred to

as this

“Code”) is

Net1’s

promise that

these ethical

standards

will
form

the

basis

for

all

endeavours

of

Net1.

Net1

has

established

this

Code

as

part

of

its

overall

policies

and
procedures. To

the extent that other Net1 policies and procedures conflict with this Code, this Code will prevail.

This Code will apply equally to all employees and other representatives of Net1. The term “employees”

has been
used in the broadest sense and includes:

●

all staff with whom a service contract exists;
●

management and non-management;
●

directors; and
●

contractors, consultants and temporary staff.

This Code is

designed to

inform employees

of policies in

various areas.

Therefore, Net1

expects all employees,
directors and other representatives to share its commitment to high moral,

ethical and legal standards.

The

most

current

version

of

this

Code

will

be

distributed

to

all

employees,

posted

and

maintained

on

Net1’s
website, and

filed as

an exhibit

to Net1’s

Annual Report

on Form

10-K. Net1’s

Annual Report

on Form

10-K
shall

disclose

that

this

Code

is

maintained

on

its

website

and

shall

disclose

that

substantive

amendments

and
waivers will also be posted on Net1’s

website.

Please study

this Code

carefully so

that you

understand Net1’s expectations

and your

obligations.

2.

COMPLIANCE, WAIVERS OR AMENDMENTS

2.1.

COMPLIANCE WITH THIS CODE

Compliance

with this

Code by

all employees

is mandatory.

If any

employee become

s

aware of,

or suspects,

a
contravention of this

Code, such employee

must promptly and

confidentially

advise his or her

line manager,

the
Human Resources Manager or a member of the Compliance Department (provided such person was not involved in the alleged violation).

Net1’s efforts to ensure observance of, and adherence to, the goals and policies outlined in this

Code mandate that
you must

promptly bring

to the

attention of

your line

manager, the

Human Resources

Manager or

a member

of
the

Compliance

Department

(provided

such

person

was

not

involved

in

the

alleged

violation)

any

material
transaction, relationship,

act, failure to

act, occurrence or

practice that you

believe, in good

faith, is inconsistent
with, in violation of, or reasonably could be expected to give rise to a violation of,

this Code.

The matter will be investigated and dealt with according to the Net1’s Policy for the Review and Investigation of
Compliance Matters. Failure

to report violations

of this Code

will itself be considered

a serious violation

of this
Code.

It is

Net1’s

policy that

no retaliation

or other

adverse action

will be

taken against

any employee

for good-faith
reports

of

Code violations.

Persons who

discriminate,

retaliate or

harass

may

be

subject

to

civil,

criminal

and
administrative penalties, as well as disciplinary action, up to and including termination of employment for cause.
Managers set an example for other employees and are often responsible for directing the actions of others. Every
manager

and supervisor

is expected

to take

necessary

actions to

ensure compliance

with this

Code, to

provide
guidance and

assist employees

in resolving

questions concerning

this Code

and to permit

employees to

express
any concerns regarding compliance with this Code.

No one has the authority to order another employee to act in a manner that is contrary to this Code.
2.2.

WAIVERS OF OR AMENDMENTS TO THIS CODE

Any waivers of or amendments to this Code must be in writing and must be approved in advance by the Board.

Waivers

and

amendments,

and

the

reason

therefore,

shall

be

disclosed

as

required

under

applicable

law

and
regulations. If employees are in doubt about the

application of this Code, they should

discuss the matter with their
line manager, the Human Resources Manager,

or the Compliance Department.

3.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Employees must comply with all

applicable laws, rules and regulations

which relate to their activities for

and on
behalf of

Net1. Net1

will not

tolerate

any violation

of the

law or

unethical business

dealing by

any employee,
including any payment for, or other

participation in, an illegal act, such as bribery.
Net1 is

committed

to full

compliance

with the

laws, rules

and

regulations

of the

cities, states

and

countries

in
which it operates. You

must comply with all applicable

laws, rules and regulations in performing

your duties for
Net1.

Numerous federal,

state and

local laws,

rules and

regulations define

and establish

obligations with

which Net1,
its employees and

agents must comply. Under

certain circumstances, local

country law may

establish requirements
that differ from this Code.

You

are expected to

comply with all local

country laws in

conducting Net1’s

business. If you violate

these laws
or

regulations

in

performing

your

duties

for

Net1,

you

not

only

risk

individual

indictment,

prosecution

and
penalties, as well as civil actions and penalties, but also subject Net1 to the same risks and penalties.

If

you

violate

these

laws in

performing

duties

for

Net1, you

may

be

subject

to

immediate disciplinary

action,
including possible termination of your employment or affiliation with Net1.

Employees must ensure that their conduct cannot be interpreted as being in any way in contravention of
applicable laws, rules and regulations governing the operations of Net1.
3.1.

FOREIGN CORRUPT PRACTICES ACT
Net1

employees

are

expressly

prohibited

from,

directly

or

indirectly,

offering

payment,

promising

to

pay,

or
authorizing the payment of any money,

or offering any gift or non-monetary offer

or benefit, promising to give a
gift or non-monetary offer or benefit, or authorizing the

giving of anything of value to any foreign official or any
foreign political party,

official of any foreign political party,

or candidate for governmental or political office

for
purposes of:
●

influencing

any

act

or

decision

of

that

foreign

official,

political

party

or

candidate

in

his/ her/

its

official
capacity;
●

inducing that foreign official, candidate or political party to do or omit to do any act

in violation of the lawful
duty of that official, candidate or party,

or
●

securing any improper advantage; or
●

inducing

that

foreign

official,

candidate

or

political

party

to

use

his/

her/

its

influence

with

a

foreign
government or instrumentality to

affect or influence any

act or

decision of that

government or instrumentality,
in order to assist Net1 or its employee in obtaining or retaining business for or with, or directing business to,
Net1.

Various

countries

also

have

laws that

prohibit

commercial

bribery.

Accordingly,

these laws

are

not

limited

in
scope to

bribery of

foreign officials

and typically

prohibit bribes

or inducements

to an individual

or business

to
improperly influence decision-making.

As such, it is Net1’s policy

that nothing of value should be provided to

any person for the purpose of improperly
obtaining or

retaining business

or otherwise

gaining an

improper business

advantage.

Violations

of this

policy
are taken very seriously, as they can subject both Net1 and the individual to criminal and civil penalties, up to and
including   impri sonment.

3.2.

COPYRIGHTED OR LICENSED MATERIAL

It is both illegal and unethical to engage in practices that violate copyright laws or licensing agreements.

Net1 requires that

all employees respect

the rights conferred

by such laws

and agreements and

refrain from making
unauthorized copies

of protected

materials, including

but not

limited to

printed matter,

musical recordings,

and
computer software.

3.3.

COMPETITIVE RELATIONSHIPS

It is

unethical and

unlawful to

collaborate with

competitors or

their agents

or representatives

for the

purpose of
establishing or

maintaining rates or

prices at any

particular level,

or to collaborate

in any way

in the restraint

of
trade.

4.

CONFLICTS

OF INTEREST

Employees are expected to

perform their duties conscientiously, honestly and in

accordance with the best

interests
of Net1 to optimize business objectives.
Employees must not use their positions, or knowledge gained through their employment with Net1, for private or personal advantage or in such a manner that a conflict or an appearance of conflict arises between Net1’s interest
and their personal interests.

A conflict could arise

where an employee’s

family, or

a business with which an employee

or his or her family

is
associated obtains a

gain, advantage or

profit, or there

is the appearance of

a gain, advantage or

profit, by virtue
of the employee’s position with

Net1 or knowledge gained through that position.
Every employee must

promptly inform Net1

of any

business opportunities that

come to his

or her attention

through
the use of Net1 assets, property or information or that relate to the existing or prospective business of Net1.
If employees

feel that

a course

of action

which they

have pursued,

are pursuing

or are

contemplating pursuing,
may

involve

them

in

a

conflict

of

interest

situation

or

a

perceived

conflict

of

interest

situation,

they

should
immediately make all the facts

known to the person

to whom they report and

the Human Resources Manager,

or
Compliance Department.
4.1.

OUTSIDE ACTIVITIES, EMPLOYMENT

AND DIRECTORSHIP

We all share a very real

responsibility to contribute to our local communities, and Net1 encourages employees to
participate in religious, charitable, educational and civic activities.
Employees should,

however,

avoid acquiring

any business

interest or

participating in

any activity

outside Net1
which would create, or appear to create:
●

an excessive demand upon their time, attention and energy which would deprive Net1 of their best efforts on the job; or
●

a conflict of interest - that is,

an obligation, interest or distraction which would interfere or appear to interfere
with their independent exercise of judgment in Net1’s

best interest.

Employees other

than outside directors

may not

take up outside

employment without

the prior

written approval
of the Human Resources Manager.
Employees

who hold,

or have

been

invited

to hold,

outside

directorships

should take

particular

care to

ensure
compliance

with

all

provisions

of

this

Code.

When

outside

business

directorships

are

being

considered

by
employees other than outside directors, prior written approval must be obtained from the Chief Executive Officer of Net1 or Executive Director responsible for the division.
4.2.

RELATIONSHIPS WITH CLIENTS, CUSTOMERS AND SUPPLIERS

Net1

recognizes

that

relationships

with

clients,

customers

and

suppliers

give

rise

to

many

potential

situations
where conflicts of interest, real or perceived, may arise.

Employ ees   should   ensure   that   they   are   independent,   and   are   seen   to   be   independent,   from   any   business
organization

having

a

contractual

relationship

with

Net1

or

providing

goods

or

services

to

Net1,

if

such

a
relationship

might influence

or create

the impression

of influencing

their decisions

in the

performance

of their
duties on behalf of Net1.

In such

circumstances,

employees should

not invest

in, or

acquire

a financial

interest, directly

or indirectly,

in
such   an   organization.

4.3.

GIFTS, HOSPITALITY AND FAVOURS
Conflicts

of

interest

can

arise

where

employees

are

offered

gifts,

hospitality

or

other

favours

which

might,

or
could be perceived

to, influence their

judgment in relation

to business transactions

such as the

placing of orders
and contracts.
An employee

should not

accept gifts,

hospitality or

other favours

from suppliers

of goods

or services

to Net1.
However, the acceptance of the following

would not be considered contrary to such policy:
●

promotional matter of limited commercial value;
●

occasional business entertaining such as lunches, cocktail parties or dinners; and
●

occasional personal hospitality such as tickets to sporting events or theatres.
Any

bribe

or

attempted

bribe

must

be

reported

to

the

employee’s

line

manager

as

soon

as

possible.

It

is

the
intention that dealings with any supplier that offers bribes will be terminated.
Certain functions

or operating

areas may

have more

detailed rules

governing the

receipt of

gifts, hospitality

or
other favours.
In addition, no

bribes of any

kind should be

made by any

Net1 employee to

any customer or

potential customer
to secure business.
Providing the occasional gifts to customers, as set out below,

would not be considered contrary to such a policy:
●

advertising matter of limited commercial value;
●

occasional business entertaining such as lunches, cocktail parties or dinners; and
●

occasional personal hospitality such as tickets to sporting events or theatres.
4.4.

PERSONAL INVESTMENTS
Net1 respects

the right

of all

employees to

make personal

investment decisions

as they

see fit,

as long

as these
decisions do not contravene any provisions of this Code, any applicable legislation, or any policies or procedures established

by

the various

operating

areas of

Net1, and

provided

these

decisions

are not

made

on

the basis

of
material non-public information acquired by reason of an employee’s connection with Net1.

Employees should

not permit

their personal

investment transactions

to have

priority over

transactions for

Net1
and its clients.
When considering the application

of this section, employees should

ensure that no investment decision

made for
their

own

account

could

reasonably

be

expected

to

adversely

influence

their

judgment

or

decisions

in

the
performance of their duties on behalf of Net1.
Employees involved

in performing

investment activities

on behalf of

Net1 and

those who by

the nature

of their
duties

or

positions

are

exposed

to

price-sensitive

information

relating

to

Net1

are

subject

to

additional

rules
governing   personal   investments.   These   may   be   imposed   by   the   Companies   Act,   the   Stock   Exchange   of
Johannesburg, Banks Act,

Financial Sector Conduct Authority

,

Securities Regulation Panel and

other regulatory
bodies, industry associations and management.

The rules include requirements for employees to:

●

obtain

prior

written

approval

for,

and

to

report

on,

their

personal

investment

activity

and

the

investment
activity of those persons with whom they have a close relationship;

and
●

refrain from dealing in the

shares of entities that Net1 deals with

during certain restricted periods,

as well as
Net1 subsidiaries and associates.
4.5.

INSIDER INFORMATION AND INSIDER TRADING
Employees

may

receive

information

concerning

Net1

or

one

of

its

affiliates,

business

partners,

clients,

or
customers

that

is

confidential

and

not

generally

known

by

the

public.

If

that

information

is

“material”

(i.e.,
publication of that

information is likely

to affect the

market price of

the stock of

the entity to

which the information
relates), then the employee has an ethical and legal obligation not to:
●

act on that information (i.e., buy or sell stock based on that information);
●

disclose that information to others; or

●

advise others

to buy

or sell

the stock

of the

entity to

which that

information relates,

until such

information
becomes public.

An

employee’s

direct

or

indirect

use

of

or

sharing

of

such

confidential,

privileged,

or

otherwise

proprietary
business information of Net1 or

its partners, clients, or customers

for financial gain, including

investment by the
employee or the transmission of this information to others so that they can use this information for their financial gain,

constitutes insider

trading,

which

is a

criminal

offense.

Please refer

to Net1’s

Insider

Trading

Policy for
more information.
4.6.

REMUNERATION
No employee may receive commissions

or other remuneration related to the

sale of any product or

service of Net1
except

as

specifically

provided

under

an

individual’s

terms

of

employment

or

as

specifically

agreed

with
management.

No member of

Net1’s Audit Committee shall

receive any compensation

not permitted by

the rules of

the Securities
and

Exchange

Commission

(hereinafter

referred

to

as

the

“SEC”),

The

NASDAQ

Stock

Market,

and

other
applicable law.
Employees

may

not receive

any

money

or anything

of value

(other

than

Net1’s

regular remuneration

or other
incentives), either

directly or

indirectly,

for negotiating,

procuring, recommending

or aiding

in any

transaction
made on behalf of Net1, nor have any direct or indirect financial interest in such a transaction.

5.

EMPLOYMENT

EQUITY,

ENVIRONMENTAL

RESPONSIBILITY

AND

POLITICAL
SUPPORT
5.1.

EMPLOYMENT EQUITY

Net1 supports employment equity in the workplace and

seeks to identify, develop and reward each employee who
demonstrates the

qualities of

individual

initiative, enterprise,

hard work

and loyalty

in their

job. Net1

supports
and complies with the Basic Conditions of Employment Act and the

Employment Equity Act.
All employees have

the right to

work in an

environment which is

free from any

form of discrimination,

directly
or indirectly, on any

arbitrary ground, including,

but not limited

to race, gender, sex,

ethnic or social

origin, colour,
sexual orientation, age,

disability,

religion, conscience, belief,

political opinion, culture,

language, marital status
or family responsibility.

Employees

should

report any

cases of

actual or

suspected

discrimination

to their

line managers

or the

Human
Resources Manager.
Employees with illnesses or disabilities may continue to work, provided that they are able to continue to perform
satisfactorily the essential duties of their jobs and do not present a safety or health hazard to themselves or others.
5.2.

HEALTH AND SAFETY
Net1 is committed to taking every reasonable precaution to ensure a safe work environment for all employees.
Employees who

become aware

of circumstances

relating to

Net1’s

operations or

activities which

pose a

real or
potential health or

safety risk should report

the matter to their line

manager and the Human

Resources Manager.
It is

Net1’s

policy that

no retaliation

or other

adverse action

will be

taken against

any employee

for good-faith
reports.
5.3.

ENVIRONMENTAL MANAGEMENT
Net1 is committed to developing operating

policies to address the environmental impact

of its business activities
by

integrating

pollution

control,

waste

management

and

rehabilitation

activities

into

operating

procedures.
Employees should give appropriate and timely attention to environmental issues.
5.4.

POLITICAL SUPPORT

Net1 accepts the personal participation of its

employees in the political process and

respects their right to absolute
privacy with

regard to

personal political

activity.

Net1 will

not attempt

to influence

any such

activity provided
there is no disruption to workplace activities and it does not contribute to industrial unrest.
Net1   funds,   goods   or   services,   however,   may   not   be   used   as   contributions   to   politic al   parties   or   their   candidates.

6.

NET1’S FUNDS, PROPERTY AND RECORDS

6.1.

FUNDS AND PROPERTY

Net1 has developed

a number of

internal controls

to safeguard

its assets and

imposes strict

standards to

prevent
fraud and dishonesty.

It is every employee’s responsibility

to implement, maintain and enhance the effectiveness
of the control environment in which they operate.

All employees

who have

access to Net1’s

funds in

any form

must at

all times

follow prescribed

procedures for
recording, handling and protecting such funds.

Operating areas may implement

policies and procedures relating

to the safeguarding of

Net1 property,

including
computer software.
Employees

must at

all times

ensure

that Net1’s

funds and

property

are used

only for

legitimate Net1

business
purposes.

Where an

employee

requires

Net1 funds

to be

spent,

it is

the employee’s

responsibility

to use

good
judgment on Net1’s behalf and to ensure

that appropriate value and authorization

is received for such

expenditure.
All

payments

made

by

or

on

behalf

of

Net1

for

any

purpose

must

be

fully

and

accurately

described

in

the
documents and

records supporting

the payment.

No false,

improper,

or misleading

entries shall

be made

in the
books and records of Net1.
Complete and

accurate information

is to be

given in

response to

inquiries from

Net1’s

Compliance Department
and certified public accountants.
If employees become

aware of any

evidence that Net1

funds or property

may have been

or are likely

to be used
in

a

fraudulent

or

improper

manner

they

should

immediately

and

confidentially

advise

Net1

as

set

out

in

the
compliance with this Code section of this document.

It is

Net1’s

policy that

no retaliation

or other

adverse action

will be

taken against

any employee

for good-faith
reports.
6.2.

RECORDS

Accurate and

reliable records of

many kinds are

necessary to meet

Net1’s

legal and financial

obligations and

to
manage the

affairs of

Net1. Net1’s

books and

records should reflect

all business transactions

in an accurate

and
timely manner.

Undisclosed

or

unrecorded

revenues,

expenses,

assets

or

liabilities

are

not

permissible,

and

the

employees
responsible for accounting and record-keeping functions are expected to be diligent in enforcing proper practices.

7.

EMPLOYMENT MATTERS
7.1.

SUPERVISION OF RELATIVES AND OTHERS
Close relatives

and domestic

partners shall

not work

directly or

indirectly under

the supervision

of one

another
without prior written approval.

●

“Close relative”

means, but

is not

limited to,

a spouse,

sister,

brother,

sister-in-law,

brother-in-law,

father,
mother,

father-in-law,

mother-in-law,

step-parent, aunt,

uncle, first cousin,

child, step-child,

foster child,

or
grandparent.

●

“Domestic partner”

means, but

is not

limited to,

husband, wife,

or a

person the

employee currently

resides
with in an intimate, romantic or sexual relationship.

If such a

situation should arise,

it should be

immediately brought to

the attention of

a direct manager

of Human
Resources.

Net1 also requires

that employees disclose to

Human Resources the

existence of an intimate,

romantic or sexual
relationship

between

employees

where

there

exists a

direct

chain

of command

and/

or supervisor/

subordinate
relationship. Decisions concerning such employees will be made on a case-by-case basis by Human Resources.
7.2.

RESTRICTIONS ON FORMER GOVERNMENT

EMPLOYEES
Former U.S. Government employees

or U.S. military officers are

generally prohibited from representing

Net1 in
matters in which the government has substantial interest and where the employee had prior responsibility.

Retired senior government officials

and regular military officers

are further restricted from selling

to, or in some
instances, contacting their former agency or military service.

The duration of these

prohibitions and the matters to

which they apply depend

on the type of

previous government
employment. Net1’s legal department

should be contacted to help identify which restrictions apply.

8.

DEALING WITH OUTSIDE PERSONS AND ORGANISATIONS

8.1.

PROMPT COMMUNICATIONS
Net1 strives to achieve complete,

accurate, fair,

understandable and timely communications

with all parties with
whom it conducts

business, as well

as government

authorities and

the public.

All employees must

take all steps
necessary to

assist Net1

in fulfilling

these disclosure

responsibilities. In

addition, prompt

and effective

internal
communication is encouraged.
A prompt,

courteous and accurate

response should

be made to

all reasonable

requests for

information and other
client communications.

Any complaints should

be dealt with

in accordance with

internal procedures

established
by various operating areas of Net1 and applicable laws.
8.2.

MEDIA RELATIONS
In addition to everyday communications with outside persons and organizations, Net1 will, on occasion, be asked to express its views to the media on certain issues.
When communicating publicly

on matters that

involve Net1 business, employees

must not presume

to speak for
Net1 on

any matter,

unless they

are certain

that the views

they express

are those

of Net1 and

it is Net1’s

desire
that such

views be

publicly disseminated.

Employees approached

by the

media should

immediately contact

the
department or individual responsible for corporate communications.
An   employee,   when   dealing   with   anyone   outs ide   Net1,   including   public   officials,   must   take   care   not   to
compromise the

integrity or

damage the

reputation of

any outside

individual, business,

or government

body,

or
that of Net1.
As a general rule, Net1’s position

on public policy or industry issues will be dealt with by

senior management of
Net1 and existing

policies in this

regard must be

adhered to.

The text

of the articles

for publication, public

speeches
and addresses about

Net1 and its

business should be

reviewed in advance

with the

individual responsible for

public
relations.
Employees

should

separate

their

personal

roles

from

Net1’s

position

when

communicating

on

matters

not
involving Net1 business. They should

be especially careful to ensure

that they are not identified with

Net1 when
pursuing personal or

political activities, unless

this identification has

been specifically authorized

in advance by
Net1.

9.

PRIVACY

AND CONFIDENTIALITY

In

the

regular

course

of

business,

Net1

accumulates

a

considerable

amount

of

information.

The

following
principles are to be observed:
9.1.

OBTAINING AND SAFEGUARDING INFORMATION
Information necessary

for Net1’s

business should

be reliable, accurate

and its confidentiality

maintained. When
personal information is needed, wherever

possible, it should be

obtained directly from the

person concerned. Only
reputable and reliable sources should be used to supplement this information.
Information

should

only

be

retained

as

long

as

it

is

needed

or

as

required

by

law,

and

it

is

every

employee’s
responsibility to ensure that such information is physically secured and protected.
9.2.

ACCESS TO INFORMATION
Any

information

with

respect

to

any

product,

plan

or

business

transaction

of

Net1,

or

personal

information
regarding

employees,

including

their

salaries,

must

be

kept

strictly

confidential

(hereinafter

referred

to

as
“Confidential Information”) and must not be

disclosed or used for improper

purposes by any employee unless

and
until proper authorization for such disclosure has been obtained.

Once authorization has

been obtained, all

information required by

stakeholders either on

request or due

to statutory
requirements must be accurately disclosed.

In addition, operating areas may

implement policies and procedures to

prevent improper transmission within Net1
of material non-public information.
9.3.

TERMINATION OF EMPLOYMENT
The obligation to

preserve the confidentiality

of Confidential Information

acquired in the course

of employment
with

Net1

does

not

end

upon

termination

of

employment.

The

obligation

continues

indefinitely

until

Net1
authorizes disclosure, or until the Confidential Information legally enters the public domain.
Immediately   upon   the   termination   of   employment   for   any   reason,   or   when   otherwise   requested   by   Net1,
employees

are required

to return

to

Net1 all

above-mentioned

Confidential Information,

including

documents,
information and other property.
9.4.

FORMER EMPLOYMENT
New employees

will not

be assigned

to work

where

they might

be required

to use

or disclose

trade

secrets

or
confidential information

belonging to

their former

employers. New

employees should

not take

away from

their
former place of employment any information that might be considered proprietary or confidential.

10.

OBLIGATIONS OF EMPLOYEES

It is of paramount importance to Net1 that all disclosure in reports and documents that Net1 files with, or submits to, the SEC, and in other public communications made by Net1 is full, fair,

accurate, timely and understandable.

You

must take all steps available to assist Net1 in fulfilling these responsibilities consistent with your role within the Net1. In

particular,

you are required

to provide

prompt and accurate

answers to all

inquiries made

to you

in
connection with Net1’s preparation

of its public reports and disclosure.
All employees must perform their duties diligently,

effectively and efficiently,

and in particular:
●

support and assist Net1 to fulfil its commercial and ethical obligations and objectives as set out in this Code;
●

avoid any waste of resources, including time;
●

be committed to improving

productivity, achieving the maximum quality standards, reducing ineffectiveness, and avoiding unreasonable disruption of activities at work;
●

commit to honouring their agreed terms and conditions of employment;
●

not act in any way that may jeopardize the shareholders’

rights to a reasonable return on investment;
●

act honestly and in good faith at all times and report any harmful activity they observe in the workplace;
●

recognize fellow employees’

rights to freedom of association and not intimidate fellow employees;
●

pay due regard to environmental, public health and safety conditions in and around the workplace; and
●

act within their powers and not carry on the business of Net1 recklessly.

Each

employee

who

contributes

in

any

way

to

the

preparation

or

verification

of

the

Company's

financial
statements and other financial information must:
●

ensure that the Company's books, records and accounts are accurately maintained;
●

be familiar with

and comply with

the Company's disclosure

controls and procedures

and its internal control
over financial reporting; and
●

take all necessary steps to ensure that all filings with the SEC and all other public communications about the
financial

and

business

condition

of

the

Company

provide

full,

fair,

accurate,

timely

and

understandable
disclosure.

Each employee

must cooperate

fully with

the Company's

accounting and

internal audit

departments, as

well as
the Company's certified public accountants and counsel.
Each

employee

acknowledges

that

Net1 shall

be the

owner

of the

copyright in

any work

which

is eligible

for
copyright and

which is

created or

executed by

such employee,

whether alone

or with

others, in

the course

and
scope of employment.
All work created

or executed by

the employee and

for which copyright

exists shall

unless the employee

established
the contrary, be deemed to

have been created or executed in the course and scope of employment with Net1.
BOARD APPROVAL

RECEIVED: SEPTEMBER 2021